Exhibit 10.1

Execution Version

AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT
     THIS AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT (this “Amendment Agreement”) is made and entered into as of September 30, 2005, by and among LIBBEY GLASS INC., a Delaware corporation (the “US Borrower”), LIBBEY EUROPE B.V., a company organized and existing under the laws of the Netherlands (the “Dutch Borrower”, and together with the US Borrower, the “Borrowers”), EACH LENDER SIGNATORY HERETO, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.
WITNESSETH:
     WHEREAS, the Administrative Agent, the lenders party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Borrowers have entered into that certain Credit Agreement dated as of June 24, 2004 (as amended by Amendment No. 1 and Waiver to Credit Agreement dated as of December 21, 2004 and as hereby and from time to time amended, restated, supplemented, modified or replaced, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have agreed to make and have made available to the Borrowers a revolving credit facility in an aggregate principal amount of $250,000,000; and
     WHEREAS, the Borrowers anticipate that the Borrowers will be in default of the financial covenant set forth in Section 7.14(a) of the Credit Agreement commencing as of September 30, 2005; and
     WHEREAS, the Borrowers have requested that certain terms of the Credit Agreement be amended in the manner set forth herein, and that the financial covenant default described above be waived effective as of the date hereof and for a period from the date hereof through and including December 29, 2005, and the Administrative Agent and the Lenders, subject to the terms and conditions contained herein, have agreed to such amendment and waiver, to be effective as of the date hereof; and
     WHEREAS, the Borrowers, the Administrative Agent and the Lenders acknowledge that the terms of this Amendment Agreement constitute an amendment and modification of, and not a novation of, the Credit Agreement;
     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:
     1. Definitions. The term “Credit Agreement” or “Agreement” (as the case may be) as used herein, in the Credit Agreement and in the other Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified replaced or supplemented from time to time as permitted thereby.

     2. Amendments to and Restatements of Terms of the Credit Agreement. Subject to the conditions hereof and upon satisfaction of the terms set forth in Section 7, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:
     (a) Section 1.01 of the Credit Agreement is hereby amended by adding the definition of “Available Amount”, in alphabetical order, to read as follows:
     “Available Amount” means,
     (a) through and including December 29, 2005, an amount equal to the lesser of (A) $195,000,000 and (B) the Aggregate Commitments; and
     (b) thereafter, the Aggregate Commitments.
     (b) Section 1.01 of the Credit Agreement is hereby further amended to restate the definition of “Letter of Credit Sublimit” in its entirety to read as follows:
     “Letter of Credit Sublimit” means an amount equal to the lesser of (a) $30,000,000 and (b) the Available Amount. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Loan Commitments.
     (c) Section 1.01 of the Credit Agreement is hereby further amended to restate the definition of “Negotiated Rate Loan Sublimit” in its entirety to read as follows:
     “Negotiated Rate Loan Sublimit” means an amount equal to the lesser of (a) $125,000,000 and (b) the Available Amount. The Negotiated Rate Loan Sublimit is part of, and not in addition to, the Revolving Loan Commitments.
     (d) Section 1.01 of the Credit Agreement is hereby further amended to restate the definition of “Offshore Currency Sublimit” in its entirety to read as follows:
     “Offshore Currency Sublimit” means an amount equal to the lesser of (a) $125,000,000 and (b) the Available Amount. The Offshore Currency Sublimit is a part of, and not in addition to, the Revolving Loan Commitments.
     (e) Section 1.01 of the Credit Agreement is hereby further amended to restate the definition of “Offshore Currency Swing Line Loan Sublimit” in its entirety to read as follows:
     “Offshore Currency Swing Line Loan Sublimit” means the amount not at any time to exceed the lesser of (a) $15,000,000 and (b) the Available Amount, as designated by the US Borrower (by written notice to the Swing Line Lender at the Applicable Swing Line Funding Office and to the Administrative Agent) from time to time, but not more frequently than once each month. The Offshore

Currency Swing Line Loan Sublimit is part of, and not in addition to, the Revolving Loan Commitments.
     (f) Section 1.01 of the Credit Agreement is hereby further amended to restate the definition of “US Swing Line Loan Sublimit” in its entirety to read as follows:
     “US Swing Line Loan Sublimit” means an amount equal to (a) the lesser of (i) $25,000,000 and (ii) the Available Amount minus (b) the Offshore Currency Swing Line Loan Sublimit. The US Swing Line Loan Sublimit is part of, and not in addition to, the Revolving Loan Commitments.
     (g) Section 2.01 (a) of the Credit Agreement is hereby amended to restate the first sentence of such Section in its entirety to read as follows:
Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans in Dollars (each such loan, a “Revolving Loan”) to the US Borrower from time to time on any Business Day during the period from the Effective Date to the Revolving Loan Termination Date, in an aggregate amount not to exceed at any time the Revolving Loan Commitment of such Lender; provided, however, that after giving effect to any Revolving Borrowing, (i) the Dollar Equivalent of the Outstanding Revolving Credit Obligations shall not exceed the Available Amount, and (ii) no Revolving Lender’s Pro Rata Share of the Outstanding Revolving Credit Obligations (excluding any Negotiated Rate Loans made by such Lender) shall exceed such Lender’s Revolving Loan Commitment.
     (h) Section 2.01 (b) of the Credit Agreement is hereby amended to restate the first sentence of subsection (i) of such Section in its entirety to read as follows:
Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans in euro (each such loan, a “Offshore Currency Loan”) to the Dutch Borrower from time to time on any Business Day during the period from the Effective Date to the Revolving Loan Termination Date, in an aggregate amount not to exceed at any time such Lender’s Pro Rata Share of the Offshore Currency Sublimit; provided, however, that after giving effect to any Offshore Currency Borrowing, (x) the Dollar Equivalent of the Outstanding Revolving Credit Obligations shall not exceed the Available Amount, (y) the Dollar Equivalent of the Outstanding Offshore Currency Obligations shall not exceed the Offshore Currency Sublimit and (z) no Lender’s Pro Rata Share of the Dollar Equivalent of the Outstanding Offshore Currency Obligations shall exceed such Lender’s Pro Rata Share of the Offshore Currency Sublimit.
     (i) Section 2.03(a) of the Credit Agreement is hereby amended to restate the last sentence of such Section in its entirety to read as follows:

The US Borrower and Revolving Lenders acknowledge that (x) subject to the proviso in the first sentence of this paragraph, notwithstanding the Revolving Loan Commitment of any Revolving Lender, each Revolving Lender may, but shall not be obligated to, make Negotiated Rate Loans as of any date in any aggregate amount that would not cause the Outstanding Revolving Credit Obligations to exceed the Available Amount then in effect (and for such purposes each Revolving Lender may rely on the information provided by the US Borrower in the Notice of Borrowing); and (y) Negotiated Rate Loans need not be made in accordance with the Revolving Lenders’ Pro Rata Shares.
     (j) Section 2.04(a) of the Credit Agreement is hereby amended to restate the first sentence of subsection (i) of such Section in its entirety to read as follows:
Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.04, (1) from time to time on any Business Day during the period from the Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars for the account of the US Borrower, and to amend or renew Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Letters of Credit; and (B) the Revolving Lenders severally agree to participate in Letters of Credit issued for the account of the US Borrower; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Dollar Equivalent of the Outstanding Revolving Credit Obligations would exceed the Available Amount, (y) such Lender’s Pro Rata Share of the Dollar Equivalent of the Outstanding Revolving Credit Obligations (excluding the Outstanding Amount of such Lender’s Negotiated Rate Loans) would exceed such Lender’s Revolving Loan Commitment, or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit.
     (k) Section 2.04(c) of the Credit Agreement is hereby amended to restate the fourth sentence of subsection (i) of such Section in its entirety to read as follows:
In such event, the US Borrower shall be deemed to have requested a Revolving Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Available Amount.
     (1) Section 2.06(a) of the Credit Agreement is hereby amended to restate the first sentence of such Section in its entirety to read as follows:
Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make (i) loans in Dollars to the US Borrower (each such Loan, a “US Swing

Line Loan”) and (ii) loans in euro to the Dutch Borrower (each such Loan, an “Offshore Currency Swing Line Loan”) from time to time on any Business Day during the period from the Effective Date to the Revolving Loan Termination Date in an aggregate amount not to exceed at any time outstanding (x) as to all US Swing Line Loans, the amount of the US Swing Line Loan Sublimit and (y) as to Offshore Currency Swing Line Loans, the Offshore Currency Swing Line Loan Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Swing Line Lender’s Pro Rata Share of the Dollar Equivalent of the Outstanding Amount of Revolving Loans, Offshore Currency Loans and Negotiated Rate Loans plus the Pro Rata Share of the Outstanding Amount of L/C Obligations of the Swing Line Lender in its capacity as a Lender of Revolving Loans and Negotiated Rate Loans, may exceed the amount of such Lender’s Revolving Loan Commitment; provided, however, that after giving effect to any Swing Line Loan, (1) the Dollar Equivalent of the aggregate Outstanding Revolving Credit Obligations shall not exceed the Available Amount, (2) the Dollar Equivalent of the Outstanding Offshore Currency Obligations shall not exceed the Offshore Currency Sublimit, and (3) other than the Swing Line Lender, no Revolving Lender’s Pro Rata Share of the Dollar Equivalent of the aggregate Outstanding Revolving Credit Obligations shall exceed such Lender’s Revolving Loan Commitment (excluding the Outstanding Amount of such Lender’s Negotiated Rate Loans).
     (m) Section 2.06(c) of the Credit Agreement is hereby amended to restate the third sentence of subsection (i) of such Section in its entirety to read as follows:
Such request shall be made in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Available Amount and the Offshore Currency Sublimit, as applicable, and the conditions set forth in Section 4.02.
     (n) Section 2.08(b) of the Credit Agreement is hereby amended to restate such Section in its entirety to read as follows:
     (b) If for any reason, the Dollar Equivalent of the aggregate Outstanding Revolving Credit Obligations exceed the Available Amount as in effect from time to time in accordance with the terms hereof, the applicable Borrower shall immediately prepay Revolving Loans, Offshore Currency Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess.
     (o) Section 7.01 of the Credit Agreement is hereby amended to add a proviso to the end of such Section, to read as follows:
provided, further, however, that, notwithstanding the Permitted Liens otherwise allowed pursuant to this Section 7.01, during the period from September 30, 2005 through and including December 29, 2005 US Borrower shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly create, incur or assume (X) additional Liens under subsection (i) or (Y) additional Liens under subsection (q) hereof securing obligations in excess of $1,000,000.
     (p) Section 7.03 of the Credit Agreement is hereby amended to restate subsection (e) of such Section in its entirety to read as follows:
     (e) Receivables Facility Attributed Indebtedness in an aggregate amount not to exceed $75,000,000 at any time; provided, however, that during the period from September 30, 2005 through and including December 29, 2005, Receivables Facility Attributed Indebtedness may not exceed $0 at any time;
     (q) Section 7.14 of the Credit Agreement is hereby amended to restate subsection (a) of such Section in its entirety to read as follows:
     (a) Leverage Ratio. Without limiting the provisions of Section 7.14(c), permit the Leverage Ratio at any time to be greater than (i) from the Effective Date through and including September 30, 2004, 3.50 to 1.00; (ii) from October 1, 2004 through and including June 29 2005, 3.75 to 1.00; (iii) from June 30, 2005 through and including September 29, 2005, 3.50 to 1.00; (iv) from October 1, 2005 through and including March 30, 2006, 3.50 to 1.00; and (v) from March 31, 2006 and continuing thereafter, 3.25 to 1.00.
     (r) Section 7.14 of the Credit Agreement is hereby amended to add a new subsection (c) to such Section to read as follows:
     (c) Specified Date Leverage Ratio. Without limiting the provisions of Section 7.14(a), permit the Leverage Ratio to be greater than 4.25 to 1.00 on September 30, 2005.
     3. Waiver. Effective as of the date hereof and for a period from the date hereof through and including December 29, 2005 (the “Waiver Period”), the Administrative Agent and the undersigned Lenders hereby waive compliance with the provisions of Section 7.14(a) of the Credit Agreement, as amended by this Amendment Agreement (the “Section 7.14(a) Leverage Ratio”), at all times during the Waiver Period. Upon the expiration of the Waiver Period, any Event of Default that would have occurred during the Waiver Period for a failure to comply with the Section 7.14(a) Leverage Ratio but for the waiver set forth in this Section 3 shall be deemed to be no longer subject to an effective waiver to the same extent as if the waiver requested herein had never been in effect; provided, that the Borrowers shall not pay interest at the Default Rate pursuant to Section 2.09(b) of the Credit Agreement for any Event of Default declared upon the expiration of the Waiver Period for failure to comply with the Section 7.14(a) Leverage Ratio during the Waiver Period. The waiver set forth in this Section 3 is limited to the extent specifically set forth above and shall in no way serve to waive compliance with Section 7.14(a) of the Credit Agreement for any period other than the Waiver Period or as at any other date or to waive any other terms, covenants or provisions of the Credit Agreement or any other Loan Document, or any obligations of any Borrower, other than as expressly set forth above.
     4. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms, reaffirms and ratifies in all respects the Guaranties to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.
     5. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, each Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.
     6. Representations and Warranties. The US Borrower hereby certifies that after giving effect to this Amendment Agreement:
     (a) The representations and warranties of the US Borrower contained in Article V of the Credit Agreement, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of the US Borrower contained in Article V of the Credit Agreement, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;
     (b) The Persons appearing as Guarantors on the signature pages to this Amendment Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Effective Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;
     (c) This Amendment Agreement has been duly authorized, executed and delivered by each Borrower and each Guarantor party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
     (d) After giving effect to this Amendment Agreement, no Default or Event of Default exists.
     7. Conditions to Effectiveness. This Amendment Agreement shall not be effective until the Administrative Agent has received to its reasonable satisfaction each of the following:

     (a) four (4) counterparts of this Amendment Agreement executed by the Borrowers, the Administrative Agent and the Required Lenders;
     (b) payment of (i) all reasonable out of pocket fees and expenses of counsel to the Administrative Agent incurred in connection with the execution and delivery of this Amendment Agreement to the extent invoiced prior to the date hereof; (ii) an upfront fee to each Lender executing this Amendment Agreement by 5:00 p.m. (New York, New York time) on September 28, 2005, such upfront fee for each such Lender’s own account in an amount as shall have been separately agreed upon in writing; and (iii) all other fees agreed to be paid;
     (c) an executed copy of an amendment to the guaranty agreement by Libbey Inc. relating to the US Borrower’s note purchase agreement, dated as of March 31, 2003 and entered into with institutional investors covering the issuance of the US Borrower’s senior notes maturing on March 31, 2008, March 31, 2010 and March 31, 2013, in form and substance satisfactory to the Administrative Agent; and
     (d) such other documents, instruments and certificates as reasonably requested by the Agent.
     Upon the satisfaction of the conditions set forth in this Section 7, this Amendment Agreement shall be effective as of the date hereof.
     8. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
     9. Governing Law. This Amendment Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
     10. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     11. No Novation. This Amendment Agreement is given as an amendment and modification of, and not as a payment of, the Obligations of each Borrower under the Credit Agreement and is not intended to constitute a novation of the Credit Agreement. All of the indebtedness, liabilities and obligations owing by each Borrower under the Credit Agreement shall continue.
     12. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Lenders and the Administrative Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrowers, without the prior consent of the Administrative Agent, may not assign any rights, powers, duties or obligations hereunder.
     13. Expenses. Without limiting the provisions of Section 10.04 of the Credit Agreement, the Borrowers agree to pay all reasonable out of pocket costs and expenses

(including without limitation reasonable legal fees and expenses) incurred before or after the date hereof by the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment Agreement.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 and Waiver to Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWERS:

LIBBEY GLASS INC.

By:	/s/ Kenneth A. Boerger

Name:	Kenneth A. Boerger

Title:	Vice President and Treasurer

LIBBEY EUROPE B.V.

By:	/s/ PJ Buch

Name:	PJ. Buch

Title:	Managing Director

By:	/s/ Kenneth G. Wilkes

Name:	Kenneth G. Wilkes

Title:	Director

Signature Page

GUARANTORS:

LIBBEY GLASS INC.

By:	/s/ Kenneth A. Boerger

Name:	Kenneth A. Boerger

Title:	Vice President and Treasurer

LIBBEY INC.

By:	/s/ Kenneth A. Boerger

Name:	Kenneth A. Boerger

Title:	Vice President and Treasurer

THE DRUMMOND GLASS COMPANY

By:	/s/ Kenneth A. Boerger

Name:	Kenneth A. Boerger
Title:	Vice President

SYRACUSE CHINA COMPANY

By:	/s/ Kenneth A. Boerger

Name:	Kenneth A. Boerger
Title:	Vice President

WORLD TABLEWARE INC.

By:	/s/ Kenneth A. Boerger

Name:	Kenneth A. Boerger
Title:	Vice President

Signature Page

LGA3 CORP.

By:	/s/ Kenneth A. Boerger

Name:	Kenneth A. Boerger
Title:	Vice President

LGA4 CORP.

By:	/s/ Kenneth A. Boerger

Name:	Kenneth A. Boerger
Title:	Vice President

LGFS INC.

By:	/s/ Kenneth A. Boerger

Name:	Kenneth A. Boerger
Title:	Vice President

LGAC LLC

By:	/s/ Kenneth A. Boerger

Name:	Kenneth A. Boerger
Title:	Vice President

TRAEX COMPANY

By:	/s/ Kenneth A. Boerger

Name:	Kenneth A. Boerger
Title:	Vice President

LGC CORP.

By:	/s/ Kenneth A. Boerger

Name:	Kenneth A. Boerger
Title:	Vice President
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthea Del Bianco

Name:	Anthea Del Bianco

Title:	Vice President

Signature Page

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and an L/C Issuer

By:	/s/ Thomas R. Durham

Name:	Thomas R. Durham

Title:	Senior Vice President

Libbey Glass, Inc. and Libbey Europe BV
Amendment No. 2 — Signature Page C742551

THE BANK OF NEW YORK, as a Lender

By:	/s/ Kevin Higgins

Name:	Kevin Higgins

Title:	Vice President

Signature Page

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH, as a Lender

By:	/s/ Tsuguyuki Umene

Name:	Tsuguyuki Umene
Title:	Deputy General Manager
Libbey Glass, Inc. and Libbey Europe BV
Amendment No. 2 — Signature Page

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joseph G. Moran

Name:	Joseph G. Moran
Title:	Managing Director

By:

Name:

Title:

Libbey Glass, Inc. and Libbey Europe BV
Amendment No. 2 — Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Vicki Gibson

Name:	Vicki Gibson
Title:	Assistant Agent
Libbey Glass, Inc. and Libbey Europe BV
Amendment No. 2 — Signature Page

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Debra L. McAllons

Name:	Debra L. McAllons

Title:	Senior Vice President

Signature Page

CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender

By:	/s/ Eric Dulot

Name:	Eric Dulot

Title:	Vice President

By:	/s/ Albert M. Calo

Name:	Albert M. Calo

Title:	Vice President

Libbey Glass, Inc. and Libbey Europe BV
Amendment No. 2 — Signature Page

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ LEE E. GREVE

Name:	LEE E. GREVE

Title:	MANAGING DIRECTOR DEPUTY MANAGER

By:	/s/ Joseph A. Philbin

Name:	Joseph A. Philbin

Title:	DIRECTOR

Libbey Glass, Inc. and Libbey Europe BV
Amendment No. 2 — Signature Page

FIFTH THIRD BANK, as a Lender

By:	/s/ Michael R Miller

Name:	Michael R Miller

Title:	Executive Vice President

Libbey Glass, Inc. and Libbey Europe BV
Amendment No. 2 — Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Steven P. Sullivan

Name:	Steven P. Sullivan

Title:	Vice President

Libbey Glass, Inc. and Libbey Europe BV
Amendment No. 2 — Signature Page

NATIONAL CITY BANK, as a Lender

By:	/s/ Thomas E. Redmond

Name	Thomas E. Redmond
Title:	Senior Vice President
Signature Page

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Preeti Jain

Name	Preeti Jain
Title:	Vice President
Libbey Glass, Inc. and Libbey Europe BV
Amendment No. 2 — Signature Page

LASALLE BANK MIDWEST NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ronald R. Valentine

Name	Ronald R. Valentine

Title:	FVP

Libbey Glass, Inc. and Libbey Europe BV
Amendment No. 2 — Signature Page

BANK LEUMI USA, as a Lender

By:	/s/ Joung Hee Hong

Name	Joung Hee Hong

Title:	Vice President

Libbey Glass, Inc. and Libbey Europe BV
Amendment No. 2 — Signature Page